UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001604083

COMM 2014-UBS3 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001541294

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001089877

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541886

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-193376-06	38-3932242 38-3932243 38-7111648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the October 11, 2019, November 13, 2019 and December 12, 2019 Distribution Dates. On January 9, 2020, the Certificate Administrator was advised by the Master Servicer that funds received during the collection period relating to the October 11, 2019 Distribution Date from the liquidation of a Mortgage Loan that should have been represented as a recovery of non-recoverable interest in the amount of $1,211,674.14 had erroneously been used to reimburse prior non-recoverable advances. As a result, the Class H Certificateholders were underpaid $1,211,674.14 on the October 11, 2019 Distribution Date.  As a result of the error, the Certificate Balances were incorrect and the Class A-3 and Class X-A Certificates were subsequently underpaid interest accrual amounts of $3,580.49 and $1,395.69, respectively, on the Distribution Date on November 13, 2019 and $3,580.49 and $1,235.10, respectively, on the Distribution Date on December 12, 2019.  Adjustments in the amount of the aggregate amounts of underpayments are scheduled to be made to the holders of the Class H, Class A-3 and Class X-A Certificates on or prior to January 14, 2020.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: January 13, 2020
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director